                                                                   Exhibit 99.01

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123

FLEXTRONICS CONTACTS:
Thomas J. Smach
Senior Vice President of Finance
+1.408.576.7722
investor_relations@flextronics.com

Renee Brotherton
Director of Corporate Marketing
+1.408.576.7189
renee.brotherton@flextronics.com

                  FLEXTRONICS ANNOUNCES SECOND QUARTER RESULTS

SINGAPORE, OCTOBER 22, 2003 - Flextronics (NASDAQ: FLEX) today announced results for the quarter ended September 30, 2003, as follows:

(In millions, except EPS) (1)                           QUARTER ENDED                                    SIX MONTHS ENDED
                                  --------------------------------------------------------         ---------------------------------
                                  SEPTEMBER 30,           JUNE 30,           SEPTEMBER 30,         SEPTEMBER 30,       SEPTEMBER 30,
                                      2003                  2003                  2002                 2003                2002
                                  -------------           --------           -------------         -------------       -------------
Net sales                          $ 3,503.2             $ 3,106.7             $ 3,340.6            $ 6,609.9            $ 6,467.6
Proforma operating income          $    73.5             $    48.6             $    72.3            $   122.2            $   124.7
GAAP operating income (loss)       $    13.3             $  (278.5)            $    72.3            $  (265.2)           $   (83.1)
Proforma net income                $    47.5             $    20.4             $    40.0            $    68.0            $    70.1
GAAP net income (loss)             $  (100.1)            $  (289.7)            $    34.7            $  (389.8)           $   (96.5)
Diluted proforma EPS               $    0.09             $    0.04             $    0.08            $    0.12            $    0.13
Diluted GAAP EPS                   $   (0.19)            $   (0.56)            $    0.07            $   (0.75)           $   (0.19)

         (1) Proforma results exclude intangibles amortization, costs associated with the early extinguishment of debt and restructuring charges, as applicable. See Schedules for a reconciliation of proforma results to generally accepted accounting principles ("GAAP") results.

Net sales totaled $3.5 billion for the second quarter ended September 30, 2003, reflecting a 13% sequential increase. Proforma net income was $47.5 million or 9 cents per diluted share for the quarter, which represents a sequential increase of 133% in proforma net income. Including after-tax amortization expense of $7.7 million and unusual charges of $139.9 million, we incurred a net loss of $100.1 million on a GAAP basis, which is a 19-cent loss on a diluted per share basis.

The unusual charges recorded in the second quarter ended September 30, 2003 include a $95.2 million loss on the early retirement of debt, relating to a refinancing that should reduce annual interest expense by more than $43 million, which increases earnings per share by 7 cents. Unusual charges also include after-tax charges of $44.7 million, relating to our previously announced restructuring plan, which we expect to complete by the end of our fiscal year.

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123


"The September quarter revenues and earnings were significantly better on a sequential basis, which supports our belief that end markets have improved," said Michael E. Marks, Chief Executive Officer of Flextronics. "We have improved our capital structure, lowered our interest expense and improved annual cash flow by reducing high coupon interest payments. Cash flow is good and spending is under control, as evidenced by the sequential reduction of more than 6% in SG&A expenses."

Addressing the business outlook, Marks added, "We believe that next year should show improvement in several areas. The industry will be nearly finished with major restructurings, excess equipment capacity should be substantially reduced, and demand should be better. With the expected increase in profits from our ODM, logistics, design and network services, we believe that Flextronics is well positioned for growth in revenue and profits. We are increasingly confident that our business is improving."

In terms of guidance, the Company indicated that the December quarter should generate sales in the range of $3.6 - $3.9 billion and proforma earnings of $0.13 - $0.15 per diluted share. This represents an increase in the bottom end of our previous guidance of two cents per share. Expectations for the March quarter reflect a typical sequential decline in sales to a range of $3.0 - $3.3 billion, and a related typical decline in proforma earnings to a range of $0.07 to $0.09 per diluted share. GAAP earnings are expected to be lower than proforma earnings reflecting approximately two cents per diluted share of quarterly amortization expenses as well as further restructuring charges, which we expect will range in the aggregate from $50 - $60 million, or a total of eight to ten cents per diluted share, spread over the next few quarters. The actual timing of such charges, and accordingly the actual difference between quarterly proforma and GAAP earnings, has yet to be determined.

A conference call hosted by Flextronics' management will be held today at 1:30 p.m. PDT to further discuss the financial results of the Company and its future outlook. This call will be broadcast via the Internet and may be accessed by logging on to the Company's website at www.flextronics.com. Additional information in the form of a slide presentation and CEO's Letter that summarizes and discusses the quarterly results may also be found on the site. A replay of the broadcast will remain available on the Company's website after the call.

Minimum requirements to listen to the broadcast are Microsoft Windows Media Player software (free download at http://www.microsoft.com/windows/windowsmedia/download/default.asp) and at least a 28.8 Kbps bandwidth connection to the Internet.

ABOUT FLEXTRONICS

Headquartered in Singapore, Flextronics is the leading Electronics Manufacturing Services (EMS) provider focused on delivering operational services to technology companies. With fiscal year 2003 revenues of $13.4 billion, Flextronics is a major global operating company with design, engineering, manufacturing and logistics operations in 29 countries and five continents. This global presence allows for manufacturing excellence through a network of facilities situated in key markets and geographies that provide its customers with the resources, technology and capacity to optimize their operations. Flextronics' ability to provide end-to-end operational services that include innovative product design, test solutions, manufacturing, IT

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123




expertise, network services, and logistics has established the Company as the leading EMS provider. For more information, please visit www.flextronics.com.

                                      # # #

This news release, the CEO's Letter to the Shareholders and the earnings slide presentation contain forward-looking statements within the meaning of federal securities laws and are subject to the safe harbor under those laws. These forward-looking statements include statements related to trends in our industry and end markets, future growth and new customer activities, seasonality, anticipated ODM activity, industry capacity, anticipated revenues, earnings leverage, operating margins and results, cash flow, profitability, risks and uncertainties regarding our litigation with Beckman Coulter, and restructuring activities, including resulting benefits and level of future restructuring charges. These forward-looking statements involve risks and uncertainties that could cause the actual results to differ materially from those anticipated by these forward-looking statements. These risks include the challenges of effectively managing our operations, particularly during uncertain economic conditions, the need for future restructurings, integrating acquired companies, responding to changes in economic trends and to fluctuations in demand for customers' products and changes in customers' orders, our dependence on a small number of large customers, our dependence on industries affected by rapid technological change, competition in our industry and the other risks described under "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Operating Results" in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q and current reports on Form 8-K, filed with the SEC. The forward-looking statements in this news release, the Chairman's Letter to the Shareholders and the earnings slide presentation, are based on current expectations, and Flextronics assumes no obligation to update these forward-looking statements.

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123



                                                                      SCHEDULE 1

                 FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIAIRES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                          SECOND QUARTER ENDED SEPTEMBER 30, 2003          SECOND QUARTER ENDED SEPTEMBER 30, 2002
                                          ---------------------------------------          ---------------------------------------
                                                           PROFORMA                                        PROFORMA
                                          PROFORMA(1)     ADJUSTMENTS       GAAP          PROFORMA(1)    ADJUSTMENTS      GAAP
                                          -----------     -----------       ----          -----------    -----------      ----
Net sales                                 $3,503,242                    $ 3,503,242       $3,340,613                     $3,340,613

Cost of sales                              3,320,772                      3,320,772        3,158,386                      3,158,386

Unusual charges                                   --       42,362            42,362               --                             --
                                          ----------    ---------       -----------       ----------     ---------       ----------
      Gross profit                           182,470      (42,362)          140,108          182,227                        182,227

Selling, general and
  administrative expenses                    108,940                        108,940          109,911                        109,911

Unusual charges                                   --       17,890            17,890               --                             --
                                          ----------    ---------       -----------       ----------     ---------       ----------
      Operating income                        73,530      (60,252)           13,278           72,316                         72,316

Intangibles amortization                          --        8,573             8,573               --         5,933            5,933

Interest and other expense, net               20,703                         20,703           27,856                         27,856

Loss on early extinguishment of debt              --       95,214            95,214               --                             --
                                          ----------    ---------       -----------       ----------     ---------       ----------
      Income (loss) before income taxes       52,827     (164,039)         (111,212)          44,460        (5,933)          38,527

Provision for (benefit from)
  income taxes                                 5,282      (16,404)          (11,122)           4,450          (593)           3,857
                                          ----------    ---------       -----------       ----------     ---------       ----------

      Net income (loss)                   $   47,545    $(147,635)      $  (100,090)      $   40,010     $  (5,340)      $   34,670
                                          ==========    =========       ===========       ==========     =========       ==========
Earnings (loss) per share:

      Basic                               $     0.09                    $     (0.19)      $     0.08                     $     0.07
                                          ==========                    ===========       ==========                     ==========
      Diluted                             $     0.09                    $     (0.19)      $     0.08                     $     0.07
                                          ==========                    ===========       ==========                     ==========

Shares used in computing per
  share amounts:

      Basic                                  523,529                        523,529          516,698                        516,698
                                          ==========                    ===========       ==========                     ==========
      Diluted                                556,728                        523,529          524,452                        524,452
                                          ==========                    ===========       ==========                     ==========

         (1) Proforma results exclude intangibles amortization, costs associated with the early extinguishment of debt and restructuring charges, as applicable.

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123


                                                                      SCHEDULE 2

                 FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIAIRES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                SIX MONTHS ENDED SEPTEMBER 30, 2003         SIX MONTHS ENDED SEPTEMBER 30, 2002
                                                -----------------------------------         -----------------------------------
                                                               PROFORMA                                   PROFORMA
                                               PROFORMA(1)   ADJUSTMENTS       GAAP        PROFORMA(1)   ADJUSTMENTS       GAAP
                                               -----------   -----------       ----        -----------   -----------       ----
Net sales                                     $6,609,919                   $ 6,609,919     $6,467,640                   $ 6,467,640

Cost of sales                                  6,262,408                     6,262,408      6,118,316                     6,118,316

Unusual charges                                       --      351,197          351,197             --      179,352          179,352
                                              ----------    ---------      -----------     ----------    ---------      -----------
      Gross profit (loss)                        347,511     (351,197)          (3,686)       349,324     (179,352)         169,972

Selling, general and administrative
  expenses                                       225,355           --          225,355        224,610                       224,610

Unusual charges                                       --       36,163           36,163             --       28,471           28,471
                                              ----------    ---------      -----------     ----------    ---------      -----------
      Operating income (loss)                    122,156     (387,360)        (265,204)       124,714     (207,823)         (83,109)

Intangibles amortization                              --       17,390           17,390             --        9,167            9,167

Interest and other expense, net                   46,614                        46,614         46,855                        46,855

Loss on early extinguishment of debt                  --      103,909          103,909             --                            --
                                              ----------    ---------      -----------     ----------    ---------      -----------

      Income (loss) before income taxes           75,542     (508,659)        (433,117)        77,859     (216,990)        (139,131)

Provision for (benefit from) income taxes          7,554      (50,866)         (43,312)         7,790      (50,419)         (42,629)
                                              ----------    ---------      -----------     ----------    ---------      -----------

      Net income (loss)                       $   67,988    $(457,793)     $  (389,805)    $   70,069    $(166,571)     $   (96,502)
                                              ==========    =========      ===========     ==========    =========      ===========

Earnings (loss) per share:

      Basic                                   $     0.13                   $     (0.75)    $     0.14                   $     (0.19)
                                              ==========                   ===========     ==========                   ===========
      Diluted                                 $     0.12                   $     (0.75)    $     0.13                   $     (0.19)
                                              ==========                   ===========     ==========                   ===========

Shares used in computing per share
  amounts:

      Basic                                      522,315                       522,315        515,929                       515,929
                                              ==========                   ===========     ==========                   ===========
      Diluted                                    553,362                       522,315        526,533                       515,929
                                              ==========                   ===========     ==========                   ===========

         (1) Proforma results exclude intangibles amortization, costs associated with the early extinguishment of debt and restructuring charges, as applicable.

                                (FLEXTRONICS LOGO)

PRESS RELEASE                   2 CHANGI SOUTH LANE           TEL: +65.6299.8888

                                SINGAPORE 486123


                                                                      SCHEDULE 3

                 FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIAIRES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                          AS OF                  AS OF
                                                                     SEPTEMBER 30, 2003      MARCH 31, 2003
                                                                     ------------------      --------------
                                     ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                            $  699,505             $  424,020
    Accounts receivable, net                                              1,747,449              1,417,086
    Inventories, net                                                      1,196,224              1,141,559
    Deferred income taxes                                                    33,223                 29,153
    Other current assets                                                    545,148                466,942
                                                                         ----------             ----------
        Total current assets                                              4,221,549              3,478,760
Property, plant and equipment, net                                        1,652,884              1,965,729
Deferred income taxes                                                       469,522                415,041
Goodwill and other intangibles, net                                       2,297,870              2,192,910
Other assets                                                                436,945                341,664
                                                                         ----------             ----------
        Total assets                                                     $9,078,770             $8,394,104
                                                                         ==========             ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Bank borrowings and current portion of long-term debt                $   61,132             $   52,484
    Current portion of capital lease obligations                              3,545                  7,622
    Accounts payable                                                      2,155,854              1,601,923
    Other current liabilities                                               969,751                918,990
                                                                         ----------             ----------
        Total current liabilities                                         3,190,282              2,581,019
Long-term debt, net of current portion:
    Capital lease obligations                                                 5,336                  7,909
    8 3/4 % Senior Subordinated Notes due 2007                                   --                150,000
    Zero Coupon Convertible Junior Subordinated Notes due 2008              200,000                200,000
    9 7/8 % Senior Subordinated Notes due 2010, net of discount               7,687                497,172
    9 3/4 % Senior Subordinated Notes due 2010                              172,315                160,192
    1 % Convertible Senior Subordinated Notes due 2010                      500,000                     --
    6 1/2 % Senior Subordinated Notes due 2013                              400,000                     --
    Other                                                                   109,620                 34,580
Other liabilities                                                           218,441                221,212

Total shareholders' equity                                                4,275,089              4,542,020
                                                                         ----------             ----------
        Total liabilities and shareholders' equity                       $9,078,770             $8,394,104
                                                                         ==========             ==========